UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 10, 2012
Date of Report (date of earliest event reported)
Copart, Inc.
(Exact name of registrant as specified in its charter)
Delaware	0-23255	94-2867490
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification Number)
4665 Business Center Drive Fairfield, California 94534
(Address of principal executive offices)
(707) 639-5000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Reincorporation

On January 10, 2012, Copart, Inc. (the “Company”) changed its state of incorporation from California to Delaware following board approval of the change on October 14, 2011 and shareholder approval of the change at the 2011 Annual Meeting of Shareholders held on December 14, 2011 (the “Annual Meeting”). This reincorporation was effected by merging the Company with and into a wholly owned Delaware subsidiary established for this purpose, following approval by the requisite vote of the Company’s shareholders at the Annual Meeting. Copart, Inc., a Delaware corporation (“Copart Delaware”), is deemed to be the successor issuer of Copart, Inc., a California corporation (“Copart California”), under Rule 12g-3 of the Securities Exchange Act of 1934, as amended. A copy of the Agreement and Plan of Merger of Copart Delaware and Copart California is attached hereto as Exhibit 2.1.

The reincorporation of the Company did not result in any change in the name, business, management, fiscal year, accounting, location of the principal executive officers, assets or liabilities of the Company. In addition, the Company’s common stock will continue to trade on the NASDAQ Global Select Market under the symbol “CPRT.” Stockholders are not required to exchange Company shares in connection with the reincorporation since shares in Copart California are deemed to represent an equal number of shares in Copart Delaware.

As of January 10, 2012, the effective date of the reincorporation, the rights of the Company’s stockholders began to be governed by the Delaware General Corporation Law, the Copart, Inc. Certificate of Incorporation attached hereto as Exhibit 3.1 and the Bylaws of Copart, Inc. attached hereto as Exhibit 3.2. The form of common stock certificate of Copart Delaware is attached hereto as Exhibit 4.1.

Additional information about the reincorporation and a comparison of the rights of shareholders of Copart California and stockholders of Copart Delaware can be found in the Company’s Proxy Statement for the 2011 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on November 14, 2011.

Amendment of Rights Agreement

In addition, concurrently with the reincorporation, on January 10, 2012, the Company entered into an amendment (the “Amendment”) to the Preferred Stock Rights Agreement, dated as of March 6, 2003, as amended on March 15, 2006, between the Company and Computershare Trust Company, N.A. (formerly Equiserve Trust Company, N.A.), as Rights Agent (collectively the “Rights Agreement”). The Amendment accelerates the Final Expiration Date of the Company’s Series A Participating Preferred Stock purchase rights (the “Rights”) from March 21, 2013 to January 10, 2012, and results in a termination of the Rights Agreement and the expiration of all outstanding Rights effective as of January 10, 2012. The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment contained in the Company’s Amendment No. 2 to Registration Statement on Form 8-A filed on January 10, 2012, which is incorporated by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The portion of Item 1.01 under the caption “Amendment of Rights Agreement” is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

Please see the disclosure set forth under Item 1.01, which is incorporated by reference to this Item 3.03.

As a result of the Amendment described in Item 1.01 above, the Company’s outstanding Rights expired at the close of business on January 10, 2012.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 5.03. The Copart, Inc. Certificate of Incorporation effective as of January 10, 2012 is attached hereto as Exhibit 3.1 and the Bylaws of Copart, Inc. effective as of January 10, 2012 is attached hereto as Exhibit 3.2.

Item 9.01

Financial Statements and Exhibits.

 (d)

Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger of Copart, Inc., a Delaware corporation.
3.1	Copart, Inc. Certificate of Incorporation.
3.2	Bylaws of Copart, Inc.
4.1	Form of Copart, Inc.’s Common Stock Certificate.
4.2

Amendment No. 2 to Rights Agreement dated as of January 10, 2012, by and between Copart, Inc. and Computershare Trust Company, N.A. as Rights Agent (incorporated by reference to Exhibit 4.3 to the Company’s Amendment No. 2 to Form 8-A filed on January 10, 2012).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2012

COPART, INC.

By:  /s/ Paul A. Styer

Paul A. Styer

Senior Vice President, General Counsel

and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Agreement and Plan of Merger of Copart, Inc., a Delaware corporation
3.1	Copart, Inc. Certificate of Incorporation.
3.2	Bylaws of Copart, Inc.
4.1	Form of Copart, Inc.’s Common Stock Certificate.
4.2

Amendment No. 2 to Rights Agreement dated as of January 10, 2012, by and between Copart, Inc. and Computershare Trust Company, N.A. as Rights Agent (incorporated by reference to Exhibit 4.3 to the Company’s Amendment No. 2 to Form 8-A filed on January 10, 2012).